Plan Investment Fund, Inc.

(the “Fund”)

Supplement dated February 25, 2021 to the

Prospectus and Statement of Additional Information dated April 30, 2020 of the Government Portfolio and the Money Market Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Effective immediately, the following sentence is added to the Prospectus under the “Purchase and Sale of Participation Certificates” heading within the sections titled “Government Portfolio” and “Money Market Portfolio”:

You may also purchase or redeem Participation Certificates by establishing an account through a financial intermediary that has been authorized by the Fund to accept and effect transactions in Participation Certificates. A financial intermediary may impose a minimum initial and/or additional investment amount.

Effective immediately, the following section is added to the Prospectus at the end of the sections titled “Government Portfolio” and “Money Market Portfolio”:

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Participation Certificates through a broker-dealer or other financial intermediary (such as a bank), the Administrator and/or its affiliates may pay the intermediary for the sale of Participation Certificates and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and its representatives to recommend the Portfolio over another investment. Ask your financial intermediary if you would like more information regarding potential conflict of interest.

Effective immediately, the following paragraph is added to the Prospectus under the section titled “Shareholder Information”:

Financial Intermediaries

You may also purchase or redeem Participation Certificates by establishing an account through a financial intermediary that has been authorized by the Fund to accept and effect transactions in Participation Certificates. Financial intermediaries may include banks and others that have entered into agreements with the Fund or the Distributor. Such financial intermediaries may be authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. If you place your order and hold your Participation Certificates through an intermediary, you are not transacting directly with the Portfolios, and you must follow the intermediary’s transaction procedures. The price you pay when you purchase, and the price you receive when you redeem, a Participation Certificate is the NAV next determined after the Fund accepts and confirms the order submitted by the intermediary on your behalf. Your intermediary may impose different or additional conditions than the Portfolios on your transactions, including a cut-off time for submitting your order to the intermediary that is prior to the time at which the Portfolio’s NAV is next calculated.

Your intermediary also may impose a minimum initial and/or additional investment amount and access charges directly to you for the intermediary’s services in addition to the fees paid by the Administrator. You should consult with your intermediary directly for information regarding its conditions and any fees for purchasing and redeeming Participation Certificates. Neither the Fund nor its Portfolios are responsible for the failure of your intermediary to carry out its responsibilities, and under no circumstances will the Fund or a Portfolio pay your intermediary for transaction or other account services rendered on your behalf.

Effective immediately, the following section is added to the Statement of Additional Information under the “Administrator” heading within the section titled “Management of the Fund”:

Additional Payments by the Administrator. From time to time, the Administrator and/or its affiliates may compensate financial intermediaries for services to a Portfolio and its shareholders, including the Shareholder Services Payments described below. The financial intermediary may perform these obligations itself or may arrange for a third party to perform them. These payments are not made pursuant to a distribution plan, and under no circumstances will the Fund or a Portfolio pay an intermediary for transaction or other account services rendered on behalf of Participation Certificate holders. These payments are made from the Administrator’s legitimate profits. These payments are not an additional charge to a Portfolio or its Participation Certificate holders and do not change the price paid by for the purchase of a Portfolio’s Participation Certificates.

Shareholder Services Payments. A Portfolio’s Participation Certificates may be owned or held by financial intermediaries for the benefit of their clients that are BSC Investors. In these situations, a Portfolio may not maintain accounts in the name of the BSC Investor, and the financial intermediary may perform some of the functions for these customers’ accounts that the transfer agent would have performed if the accounts had been in the customers’ names on the Portfolio’s books. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as “recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. These additional payments made by the Administrator are in addition to any transfer agent or administrative fees paid by a Portfolio, as applicable.

As of February 25, 2021, the financial intermediaries and/or their affiliates listed below may be receiving Shareholder Services Payments from the Administrator:

BofA Securities, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE